UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2019

CONTURA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-38735		81-3015061
(Commission File Number)		(IRS Employer Identification No.)
340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)
(423) 573-0300
(Registrant’s telephone number, including area code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K/A (the “Amended Report”) amends the current report on Form 8-K filed by Contura Energy, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on May 6, 2019 (the “Original Report”). The Original Report provided, among other matters, the final voting results of the Company’s 2019 annual meeting of stockholders, which was held on May 1, 2019 (the “2019 Annual Meeting”). The sole purpose of this Amended Report is to augment the disclosure contained in the Original Report regarding the results of voting on Proposal 3 presented to the stockholders at the 2019 Annual Meeting – being a proposal regarding how frequently the Company will conduct future stockholder votes to approve, on an advisory basis, the compensation of the Company’s named executive officers (“Say on Pay Votes”) – to include the subsequent decision of the board of directors (the “Board”) regarding how often Say on Pay Votes will be held in the future. No other changes have been made to the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A majority of the votes cast by stockholders at the 2019 Annual Meeting regarding Proposal 3, regarding the frequency of future Say on Pay Votes, supported holding future Say on Pay Votes every year. In line with this recommendation by our stockholders, and consistent with the original recommendation of the Board, the Board has determined that the Company will hold future Say on Pay Votes every year. The next Say on Pay Vote will therefore occur at the Company’s 2020 annual meeting of stockholders. The next advisory vote regarding the frequency of Say on Pay Votes will occur no later than the Company’s 2025 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 11, 2019

Contura Energy, Inc.
By:	/s/ Mark M. Manno
Name: Mark M. Manno
Title: Interim Co-Chief Executive Officer, Executive Vice President, Chief Administrative & Legal Officer and Secretary